SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported): January 26, 2001


                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-G
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           (Exact name of Registrant as specified in its Articles)

                         III-A: 0-18302    III-A: 73-1352993
                         III-B: 0-18636    III-B: 73-1358666
                         III-C: 0-18634    III-C: 73-1356542
                         III-D: 0-18936    III-D: 73-1357374
                         III-E: 0-19010    III-E: 73-1367188
                         III-F: 0-19102    III-F: 73-1377737
   Oklahoma              III-G: 0-19563    III-G: 73-1377828
----------------        --------------     -----------------
(State or other           (Commission      (I.R.S. Employer
jurisdiction of             File No.)        Identification)
incorporation or
organization)



                  Two West Second Street, Tulsa, Oklahoma 74103
              --------------------------------------------------------
                Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791




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ITEM 5:     OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Energy Income Limited Partnership III-A, Geodyne Energy Income Limited Partnership III-B, Geodyne Energy Income Limited Partnership III-C, Geodyne Energy Income Limited Partnership III-D, Geodyne Energy Income Limited Partnership III-E, Geodyne Energy Income Limited Partnership III-F, and Geodyne Energy Income Limited Partnership III-G (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 26, 2001, and a chart showing, on a per-unit basis, the 2000 Year-End Estimated Valuations for the Partnerships.

ITEM 7:     EXHIBITS

20.1 Form of letter to be sent to the limited partners of the Partnerships on or about January 26, 2001.

99.1 Chart showing on a per-unit basis the 2000 Year-End Estimates Valuations for the Partnerships.





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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-G

                              By:   GEODYNE RESOURCES, INC.
                                    General Partner


DATE: January 26, 2001                //s// Dennis R. Neill
                                    --------------------------
                                    Dennis R. Neill
                                    President




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